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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 2, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                           1-8519                31-1056105
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                   45202
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 5. OTHER EVENTS.

     Cincinnati Bell Inc. announced today that it completed its exchange offers in which 99.3% of the holders of 12 1/2% Series B Junior Exchangeable Preferred Stock of its BRCOM Inc. (f/k/a Broadwing Communications Inc.) subsidiary have exchanged their shares for Cincinnati Bell common stock and 99.9% of the holders of BRCOM's 9% Senior Subordinated Notes have exchanged their notes for Cincinnati Bell common stock. Both exchange offers closed on Friday, August 29, 2003. A copy of the Company's press release is attached as Exhibit 99.1






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CINCINNATI BELL INC.


                                          By: /s/ Christopher J. Wilson
                                              ----------------------------------
                                              Christopher J. Wilson
                                              Vice President and General Counsel




Date:  September 2, 2003



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                                  Exhibit Index


Exhibit No.                         Exhibit                            Page No.
-----------                         -------                            --------

   99.1                 Press Release of the Company dated
                                  September 2, 2003